UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014 (June 19, 2014)

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 19, 2014, RCAP Holdings, LLC (“RCAP Holdings”), consistent with applicable disclosure obligations under federal securities laws, filed a Form 4 (Statement of Changes in Beneficial Ownership of Securities) with the Securities and Exchange Commission (the “SEC”) disclosing that it had sold 5,000,000 shares of Class A common stock pursuant to the previously announced and closed secondary offering (the “Secondary Offering”) of Class A Common Stock, par value $0.001 per share of RCS Capital Corporation (the “Company”). No other sales of shares of common stock of the Company by RCAP Holdings or senior management of the Company have occurred. The Company expects that, upon the consummation of Company’s acquisition of First Allied Holdings Inc. (“First Allied”) from RCAP Holdings, Nicholas S. Schorsch, Executive Chairman of Company, and William M. Kahane, Chief Executive Officer and Director of the Company, will collectively own directly or indirectly approximately 30.4 million shares of the Company’s Class A common stock, as described below.

As of June 20, 2014, Messrs. Schorsch and Kahane, directly or indirectly through their ownership and control of RCAP Holdings and RCAP Equity, LLC, own approximately 19.1 million shares of the Company’s Class A common stock. The Company will issue 11,264,929 shares of Class A common stock to RCAP Holdings upon the consummation of the Company’s acquisition of First Allied, as previously disclosed in the prospectus filed on June 5, 2014 on Form 424B4 under the caption, “Prospectus Summary −The Recent and Pending Acquisitions −The First Allied Acquisition.” The Company anticipates that the First Allied acquisition will be completed on or about June 30, 2014, resulting in Messrs. Schorsch’s and Kahane’s total direct or indirect ownership of approximately 30.4 million shares of the Company’s Class A common stock.

In addition, due to their control of RCAP Holdings, Messrs. Schorsch and Kahane each filed with the SEC on June 19, 2014 a separate Form 4 (Statement of Changes in Beneficial Ownership of Securities) reflecting the sale of the same 5,000,000 shares of Class A common stock of the Company by RCAP Holdings in the Secondary Offering. These multiple filings were required pursuant to federal securities laws.

No sales of shares of common stock of the Company by RCAP Holdings or senior management of the Company have occurred besides the 5,000,000 shares of Class A common stock sold pursuant to the Secondary Offering.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information furnished, included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, the Company’s ability to consummate our pending acquisitions of businesses and RCAP’s ability to integrate businesses acquired in recent acquisitions into Company’s existing businesses. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: June 20, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director